Exhibit 99.3


                                                                  EXECUTION COPY

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                        GSAA HOME EQUITY TRUST 2006-13

                          ASSET-BACKED CERTIFICATES

                                SERIES 2006-13

               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

                                    among

                       GOLDMAN SACHS MORTGAGE COMPANY,
                                 as Assignor

                        GS MORTGAGE SECURITIES CORP.,
                                 as Assignee

                                     and

                    WELLS FARGO BANK, NATIONAL ASSOCIATION
                                 as Servicer

                                 Dated as of

                               August 25, 2006


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               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT


            ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT, dated August 25, 2006 (this "Agreement"), among Goldman Sachs Mortgage Company, a New York limited partnership (the "Assignor"), GS Mortgage Securities Corp., a Delaware corporation (the "Assignee") and Wells Fargo Bank, National Association, a national banking association (the "Servicer").

            WHEREAS, the Assignor and the Servicer have entered into the Servicing Agreement, dated as of June 30, 2006 (the "Servicing Agreement"), pursuant to which the Servicer has agreed to service certain mortgage loans acquired by the Assignor from time to time;

            WHEREAS, the servicing of the Mortgage Loans was transferred to Wells Fargo on August 15, 2006;

            For and in consideration of the mutual promises contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

            1. Assignment, Assumption and Conveyance.

            The Assignor hereby conveys, sells, grants, transfers and assigns to the Assignee all of the right, title and interest (other than those rights specifically retained by the Assignor pursuant to this Agreement) of the Assignor, as purchaser, in, to and under (a) those certain Mortgage Loans (the "Mortgage Loans") listed on the schedule (the "Mortgage Loan Schedule") attached hereto as Exhibit A, and (b) solely insofar as it relates to the Mortgage Loans, that certain Servicing Agreement, by and between the Assignor, as owner (the "Owner") and the Servicer. The Assignor hereby agrees that it will (i) deliver possession of notes evidencing the Mortgage Loans to, or at the direction of, the Assignee or its designee and (ii) take in a timely manner all necessary steps under all applicable laws to convey and to perfect the conveyance of the Mortgage Loans as required under the Trust Agreement (as defined below).

            The Assignor specifically reserves and does not assign to the Assignee hereunder (i) any and all right, title and interest in, to and under and any obligations of the Assignor with respect to any mortgage loans subject to the Servicing Agreement that are not the Mortgage Loans set forth on the Mortgage Loan Schedule and are not the subject of this Agreement, (ii) any rights and obligations of the Assignor pursuant to the Servicing Agreement arising prior to the date hereof, (iii) the rights and obligations of the Owner under the following sections of the Servicing Agreement: Section 11.02 (relating to the Owner's right to terminate the Servicer) and Section 7.01 (relating to the Owner's right to receive information from the Servicer) or (iv) any rights of the Assignor under the Commitment Letter, dated as of July 26, 2006 (the "Commitment Letter"), between the Owner and the Servicer, which rights shall survive the execution and delivery of this Agreement.

            The Assignee hereby assumes all of the Assignor's obligations under the Mortgage Loans and the Servicing Agreement solely insofar as such obligations relate to the

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Mortgage Loans, other than the obligations set forth in clauses (ii) and (iii)
of the preceding paragraph.

            2. Recognition of the Servicer.

            From and after the date hereof (the "Securitization Closing Date"), the Servicer shall and does hereby recognize that the Assignee will transfer the Mortgage Loans and assign its rights under the Servicing Agreement (solely to the extent set forth herein) and this Agreement to Deutsche Bank National Trust Company ("Deutsche Bank"), as trustee (including its successors in interest and any successor trustees under the Trust Agreement, the "Trustee"), of the GSAA Home Equity Trust 2006-13 (the "Trust") created pursuant to a Trust Agreement, dated as of August 1, 2006 (the "Trust Agreement"), among the Assignee, Deutsche Bank, as Trustee and as a custodian, U.S. Bank National Association, as a custodian, JPMorgan Chase Bank, National Association, as a custodian and Wells Fargo Bank, National Association, as securities administrator. The Servicer hereby acknowledges and agrees that from and after the date hereof (i) the Trust will be the owner of the Mortgage Loans and the Servicer will be the servicer of the Mortgage Loans on or after the applicable Transfer Date pursuant to the terms set forth in the Servicing Agreement and related Commitment Letter, (ii) the Servicer shall look solely to the Trust (including the Trustee and the Securities Administrator acting on the Trust's behalf) for performance of any obligations of the Assignor under the Mortgage Loans and the Servicing Agreement (solely insofar as it relates to the Mortgage Loans) (except for such obligations of the Assignor retained by the Assignor hereunder), (iii) the Trust (including the Trustee and the Securities Administrator acting on the Trust's behalf) shall have all the rights and remedies available to the Assignor, insofar as they relate to (A) the Mortgage Loans, under the applicable purchase agreement pursuant to which the Owner purchased the related Mortgage Loans from the related Seller and (B) the Servicing Agreement, including, without limitation, the enforcement of the document delivery requirements set forth in
Section 5(b) of the related purchase agreement, and shall be entitled to enforce all of the obligations of the Servicer thereunder insofar as they relate to the Mortgage Loans, including without limitation, the remedies for breaches of representations and warranties set forth in Section 3.02 of the Servicing Agreement (except for the rights and remedies retained by the Assignor hereunder), (iv) all references to the Owner under the Servicing Agreement insofar as they relate to the Mortgage Loans shall be deemed to refer to the Trust (except to the extent of the rights and obligations retained by the Assignor hereunder) (including the Trustee and the Securities Adminstrator acting on the Trust's behalf) and (v) the Mortgage Loans will be part of a REMIC, and the Servicer shall service the Mortgage Loans and any real property acquired upon default thereof (including, without limitation, making or permitting any modification, waiver or amendment of any term of any Mortgage
Loan) after the applicable Transfer Date in accordance with the Servicing Agreement but in no event in a manner that would (A) cause the REMIC to fail to qualify as a REMIC or (B) result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code, the tax on contributions to a REMIC set forth in
Section 860G(d) of the Code, and the tax on "net income from foreclosure property" as set forth in Section 860G(c) of the Code). Neither the Servicer nor the Assignor shall amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Servicing Agreement which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans or the Servicer's performance

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under the Servicing Agreement with respect to the Mortgage Loans without the prior written consent of the Depositor as set forth in the Trust Agreement.

            3. Modifications of the Servicing Agreement. Only in so far as it relates to the Mortgage Loans, the Servicer and the Assignor hereby amend the Servicing Agreement as follows:

                  (a) The definition of "Principal Prepayment Period" set forth in Article I shall be deleted in its entirety and replaced with the following:

                  "Principal Prepayment Period: With respect to any Remittance Date, the 14th day of the calendar month preceding the month in which that Remittance Date occurs to the 13th day of the month in which the Remittance Date occurs."

                  (b) The definition of "Remittance Date" set forth in Article I shall be deleted in its entirety and replaced with the following:

                  "Remittance Date: With respect to any Remittance Date, the 18th day (or if such 18th day is not a Business Day, the first Business Day immediately preceding such date) of any month."

                  (c) The definition of "Servicing Fee Rate" set forth in
      Article I shall be deleted in its entirety and replaced with the following:

                  "Servicing Fee Rate: With respect to any Mortgage Loan, 0.250% per annum."

                  (d) The first sentence of the fifth paragraph of Section 4.16 shall be deleted in its entirety and replaced with the following:

            "Subject to two (2) Business Days' prior written notice to the Owner, at the address specified in Section 12.05, of its intent to do so, the disposition of REO Property shall be carried out by the Servicer at such price, and upon such terms and conditions, as the Servicer deems to be in the best interests of the Owner."

            4. Accuracy of Servicing Agreement.

            The Servicer and the Assignor represent and warrant to the Assignee that (i) attached hereto as Exhibit B is a true, accurate and complete copy of the Servicing Agreement, (ii) the Servicing Agreement is in full force and effect as of the date hereof, (iii) the Servicing Agreement has not been amended or modified in any respect (other than as set forth herein) and (iv) no notice of termination has been given to the Servicer under the Servicing Agreement.

            5. Recognition of Assignee.

            From and after the date hereof, the Servicer shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Mortgage Loans and, notwithstanding anything herein or in the Servicing

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Agreement to the contrary, shall service all of the Mortgage Loans for the benefit of the Assignee pursuant to the terms of the Servicing Agreement, as modified by this Assignment Agreement, the terms of which are incorporated herein by reference. It is the intention of the Assignor, Servicer and Assignee that the Servicing Agreement shall be binding upon and inure to the benefit of the Servicer and the Assignee and their successors and assigns.

            6. Representations and Warranties of the Servicer.

            The Servicer warrants and represents to and covenants with, the Assignor, the Assignee and the Trust as of the date hereof that:

            (a) The Servicer is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation;

            (b) The Servicer has full power and authority to execute, deliver and perform its obligations under this Agreement and has full power and authority to perform its obligations under this Agreement and the Servicing Agreement. The execution by the Servicer of this Agreement is in the ordinary course of the Servicer's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Servicer's charter or bylaws or any legal restriction, or any material agreement or instrument to which the Servicer is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject. The execution, delivery and performance by the Servicer of this Agreement have been duly authorized by all necessary corporate action on part of the Servicer. This Agreement has been duly executed and delivered by the Servicer, and, upon the due authorization, execution and delivery by the Assignor and the Assignee, will constitute the valid and legally binding obligation of the Servicer, enforceable against the Servicer in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

            (c) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Servicer in connection with the execution, delivery or performance by the Servicer of this Agreement or the consummation by it of the transaction contemplated hereby;

            (d) The Servicer shall establish a Custodial Account and an Escrow Account under the Servicing Agreement in favor of the Trust with respect to the Mortgage Loans separate from the Custodial Account and Escrow Account previously established under the Servicing Agreement in favor of the Assignor;

            (e) There is no action, suit, proceeding or investigation pending or threatened against the Servicer, before any court, administrative agency or other tribunal, which would draw into question the validity of this Agreement or the Servicing Agreement, or which, either in any one instance or in the aggregate, is likely to result in any material

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      adverse change in the ability of the Servicer to perform its obligations under this Agreement or the Servicing Agreement, and the Servicer is solvent;

            (f) The Servicer has serviced the Mortgage Loans in accordance with the Servicing Agreement and has provided accurate "paid through" data (assuming the correctness of all "paid through" data provided by the Assignor to the Servicer at the time the Servicer began servicing the Mortgage Loans) with respect to the Mortgage Loans to the Assignor;

            (g) Except as reflected in the "paid through" data delivered to the Assignor (assuming the correctness of all "paid through" data provided by the Assignor to the Servicer at the time the Servicer began servicing the Mortgage Loans), there is no payment default existing under any Mortgage or any Mortgage Note as of the Securitization Closing Date; and

            (h) To the Servicer's knowledge, there is no non-payment default existing under any Mortgage or Mortgage Note, or any event which, with the passage of time or with notice and the termination of any grace or cure period, would constitute a non-payment default, breach, violation or event which would permit acceleration as of the Securitization Closing Date.

            (i) Pursuant to Section 9.01 of the Servicing Agreement, the Servicer hereby represents and warrants, for the benefit of the Assignor, the Assignee and the Trust, that the representations and warranties set forth in Section 3.01 of the Servicing Agreement are true and correct as of the date hereof as if such representations and warranties were made on the date hereof.

            7. Representations and Warranties of the Assignor.

            The Assignor warrants and represents to the Assignee and the Trust as of date hereof that:

            (a) Prior Assignments; Pledges. Except for the sale to the Assignee, the Assignor has not assigned or pledged any Mortgage Note or the related Mortgage or any interest or participation therein.

            (b) Releases. The Assignor has not satisfied, canceled or subordinated in whole or in part, or rescinded any Mortgage, and the Assignor has not released the related Mortgaged Property from the lien of any Mortgage, in whole or in part, nor has the Assignor executed an instrument that would effect any such release, cancellation, subordination, or rescission. The Assignor has not released any Mortgagor, in whole or in part, except in connection with an assumption agreement or other agreement approved by the related federal insurer, to the extent such approval was required.

            (c) No Waiver. The Assignor has not waived the performance by any Mortgagor of any action, if such Mortgagor's failure to perform such action would cause the Mortgage Loan to be in default, nor has the Servicer waived any default resulting from any action or inaction by such Mortgagor.

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            (d) Compliance with Applicable Laws. With respect to each Mortgage
      Loan, any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, predatory and abusive lending or disclosure laws applicable to such Mortgage Loan, including without limitation, any provisions relating to prepayment charges, have been complied with.

            (e) High Cost. With respect to the Mortgage Loans, no Mortgage Loan is categorized as "High Cost" pursuant to the then-current Standard & Poor's Glossary for File Format for LEVELS(R) Version 5.6(d), Appendix E, as revised from time to time and in effect as of the Original Purchase Date. Furthermore, none of the Mortgage Loans sold by the Seller are classified as (a) a "high cost mortgage" loan under the Home Ownership and Equity Protection Act of 1994 or (b) a "high cost home," "covered," "high-cost," "high-risk home," or "predatory" loan under any other applicable state, federal or local law.

            (f) Georgia Fair Lending Act. No Mortgage Loan is secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

            (g) Qualified Mortgage Loan. Each Mortgage Loan is a "qualified mortgage" under Section 860G(a)(3) of the Internal Revenue Code of 1986, as amended.

            (h) Credit Reporting. The Assignor will cause to be fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on Mortgagor credit files to Equifax, Experian and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis.

            (i) Prepayment Premiums. To the Assignor's knowledge, with respect to any Mortgage Loan that contains a provision permitting imposition of a Prepayment Premium prior to maturity: (a) prior to the Mortgage Loan's origination, the borrower agreed to such premium in exchange for a monetary benefit, including but not limited to a rate or fee reduction;
      (b) prior to the Mortgage Loan's origination, the borrower was offered the option of obtaining a Mortgage Loan that did not require payment of such a premium; (c) the prepayment premium is adequately disclosed to the borrower pursuant to applicable state and federal law; (d) no Mortgage Loan originated on or after October 1, 2002 will impose a prepayment premium for a term in excess of three (3) years and any Mortgage Loans originated prior to such date will not impose Prepayment Premiums in excess of five (5) years, in each case unless the Mortgage Loan was modified to reduce the prepayment period to no more than three years from the date of the note and the borrower was notified in writing of such reduction in prepayment period; and (e) notwithstanding any state or federal law to the contrary, the Servicer may impose such Prepayment Premium in any instance when the Mortgage Loan is accelerated or paid off in connection with the workout of a delinquent mortgage or due to the borrower's default.

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            8. Remedies for Breach of Representations and Warranties of the
      Assignor.

            The Assignor hereby acknowledges and agrees that in the event of any breach of the representations and warranties made by the Assignor set forth in
Section 5 hereof or in Section 2 of the Representations and Warranties Agreement, dated as of August 25, 2006, between the Assignor and Assignee (the "Representations and Warranties Agreement") that materially and adversely affects the value of the Mortgage Loans or the interest of the Assignee or the Trust therein, within sixty (60) days of the earlier of either discovery by or notice to the Assignor of such breach of a representation or warranty, it shall cure, purchase, cause the purchase of, or substitute for the applicable Mortgage Loan in the same manner and subject to the conditions set forth in Section 3 of the Representations and Warranties Agreement.

            9. Miscellaneous.

            (a) This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            (b) No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced, with the prior written consent of the Trustee.

            (c) This Agreement shall inure to the benefit of (i) the successors and assigns of the parties hereto and (ii) the Trust (including the Trustee and the Securities Administrator acting on the Trust's behalf). Any entity into which the Assignor, Assignee or the Servicer may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Assignee or the Servicer, respectively, hereunder.

            (d) Each of this Agreement and the Servicing Agreement shall survive the conveyance of the Mortgage Loans and the assignment of the Purchase Agreements and the Servicing Agreement (to the extent assigned hereunder) by the Assignor to the Assignee and by Assignee to the Trust and nothing contained herein shall supersede or amend the terms of the Purchase Agreements and the Servicing Agreement.

            (e) This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

            (f) In the event that any provision of this Agreement conflicts with any provision of the Purchase Agreements or the Servicing Agreement with respect to the Mortgage Loans, the terms of this Agreement shall control.

            (g) Capitalized terms used in this Agreement (including the exhibits hereto) but not defined in this Agreement shall have the meanings given to such terms in the purchase agreements or the Servicing Agreement, as applicable.

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                            [SIGNATURE PAGE FOLLOWS]

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            IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.



                                    GS MORTGAGE SECURITIES CORP.



                                    By: /s/ Michelle Gill
                                        --------------------------------------
                                    Name:   Michelle Gill
                                    Title:  Vice President



                                    GOLDMAN SACHS MORTGAGE COMPANY, a New
                                    York limited partnership

                                    By: GOLDMAN SACHS REAL ESTATE FUNDING
                                    CORP., a New York corporation, as General
                                    Partner


                                    By: /s/ Kevin Gasvoda
                                        --------------------------------------
                                    Name:   Kevin Gasvoda
                                    Title:  Vice President


                                    WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                    as Servicer



                                    By: /s/ Laurie McGoogan
                                        --------------------------------------
                                    Name:   Laurie McGoogan
                                    Title:  Vice President


                                   Step 1 AAR

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                                    EXHIBIT A
                             Mortgage Loan Schedule

   [On File with the Securities Administrator as provided by the Depositor]






                                      A-1
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                                    EXHIBIT B
                               Servicing Agreement



                          [On File with the Depositor]